UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 27, 2006

                     NORTH AMERICAN INSURANCE LEADERS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                 333-127871              20-3284412
(State or other jurisdiction      (Commission         (I.R.S. Employer
     of incorporation)              File Number)    Identification Number)

             885 Third Avenue, 31st Floor, New York, New York 10022
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 319-9407
           -----------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01   Other Events

On March 27, 2006, the initial public offering (the "Offering") of 12,500,000 units (the "Units") of North American Insurance Leaders, Inc. (the "Company") was consummated. Also on March 27, 2006, the Company consummated the closing of an additional 1,875,000 Units, which were subject to the underwriters' over-allotment option. Each Unit consists of one share of common stock, par value $0.0001 per share ("Common Stock"), and one warrant exercisable to purchase one share of Common Stock. The Units were sold at a price of $8.00 per Unit, generating gross proceeds to the Company of $115 million.

A copy of the press release issued by the Company announcing the closing of the Offering and the over-allotment option is attached hereto as Exhibit 99.1.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01    Financial Statements and Exhibits.

(c)  Exhibits.

     Listed below are the exhibits that are furnished herewith as part of this report (according to the number assigned to them in Item 601 of Regulation S-K):

     Exhibit No.                            Description of Document
--------------------------------------------------------------------------------


        99.1            Press Release dated March 28, 2006

     This Form 8-K may contain, among other things, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as "may," "could," "would," "will," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans" or other similar expressions. We base such statements on currently available operating, financial and competitive information; such statements are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. You should not place undue reliance on such forward-looking statements, as they speak only as of the date on which they are made. Additional information regarding these and other risks and uncertainties is contained in our periodic filings with the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NORTH AMERICAN INSURANCE LEADERS, INC.
                                         (Registrant)


                                         By:  /s/ William R. de Jonge
                                            --------------------------------
                                            Name:   William R. de Jonge
                                            Title:  President



Date:  March 28, 2006

                                                                   EXHIBIT 99.1


                     NORTH AMERICAN INSURANCE LEADERS, INC.
          CLOSES $115 MILLION PUBLIC OFFERING AND OVER-ALLOTMENT OPTION

New York, N.Y. - March 28, 2006 - North American Insurance Leaders, Inc. ( AMEX:
NAO.U) announced today the raising of $115 million in gross proceeds from the closing of its initial public offering of units and the over-allotment option. The Company issued and sold 12,500,000 units, each unit consisting of one share of common stock and one warrant, in its initial public offering and an additional 1,875,000 units upon the underwriters' exercise of the over-allotment option. With the over-allotment option, a total of 14,375,000 units were sold in the offering at $8.00 per unit. The Company raised $115 million in gross proceeds from the issuance and sale of the initial public offering units and the over-allotment option. The Company expects to use the net proceeds of the offering to complete a business combination with an insurance-related business.

The Company's units began trading on the American Stock Exchange under the ticker symbol NAO.U on March 22, 2006. The common stock and warrants will begin separate trading on April 3, 2006, subject to the filing of a report on Form 8-K with the SEC that reflects the receipt of the gross proceeds of the public offering.

The underwriters of the offering are CRT Capital Group LLC and Ladenburg Thalmann & Co. Inc. CRT Capital Group LLC is acting as sole book-running manager. The offering is being made only by means of a prospectus, copies of which may be obtained by contacting CRT Capital Group LLC, 262 Harbor Drive, Stamford, Connecticut 06902 (telephone number: 203.569.6400).

This press release does not constitute an offer to sell or a solicitation of an offer to buy the offered units, and none of these units may be sold in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

ABOUT NORTH AMERICAN INSURANCE LEADERS, INC.
North American Insurance Leaders, Inc. is a special purpose acquisition corporation recently formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase and/or other similar transaction with one or more insurance-related businesses in North America.

FORWARD-LOOKING STATEMENTS
Statements included herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

CONTACT: William R. de Jonge of North American Insurance Leaders, Inc., 212.319.9409.